                                                                 EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                            EIS INTERNATIONAL, INC.
          PURSUANT TO THE OFFER TO PURCHASE, DATED DECEMBER 23, 1999,
                                       BY

                        SERSYS ACQUISITION CORPORATION,
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                 SER SYSTEME AG

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JANUARY 24, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                By Mail:                        By Hand or Overnight Delivery:
       40 Wall Street, 46th Floor                 40 Wall Street, 46th Floor
           New York, NY 10005                         New York, NY 10005
     Attn: Reorganization Department            Attn: Reorganization Department

  By Facsimile Transmission    Confirm Receipt of Facsimile       For Information Call:
 (for Eligible Institutions         by Telephone Only:               (718) 921-8200
           Only):                     (718) 921-8200
       (718) 234-5001

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used, either if certificates for Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of American Stock Transfer & Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

     Holders of Shares whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

--------------------------------------------------------------------------------

                                         DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------
       NAME(S) & ADDRESS(ES) OF REGISTERED HOLDERS(S)                 SHARE CERTIFICATE(S) AND SHARE(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                         TENDERED (ATTACH ADDITIONAL
         NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                       SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                  SHARE           OF SHARES          NUMBER
                                                               CERTIFICATE     REPRESENTED BY      OF SHARES
                                                                NUMBER(S)*     CERTIFICATE(S)*     TENDERED**
                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------

                                                                ---------------------------------------------
                                                               Total Shares
----------------------------------------------------------------------------------------------------------------
  * Need not be completed by Book-Entry Stockholders.
 ** Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER.):

     Name of Tendering Institution:

     DTC Account Number:

     Transaction Code Number:

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):

     Window Ticket Number (if any):

     Date of Execution of Notice of Guaranteed Delivery:

     Name of Institution that Guaranteed Delivery:

     DTC Account Number:

     Transaction Code Number:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to SERSys Acquisition Corporation, a Delaware corporation ("Purchaser") that is an indirect (through SER (USA), Inc. ("SER USA")) wholly owned subsidiary of SER Systeme AG, a German corporation ("Parent "), the above-described shares of Common Stock, par value $0.01 per share, and their associated rights (the "Rights") to purchase Series A Preferred Stock, par value $0.01 per share, pursuant to that certain Rights Agreement, dated as of May 16, 1997, between EIS International, Inc., a Delaware corporation (the "Company") and BankBoston N.A., as amended (the "Rights Agreement") (such Rights, together with the Common Stock, are collectively referred to herein as the "Shares"), of the Company, at a purchase price of $6.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Shares on or after December 17, 1999 and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's stock transfer records of the Shares tendered herewith (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver the Share Certificates representing such Shares (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer and authenticity, to the Depositary for the account of or to the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned stockholder irrevocably appoints designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser (and any Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior attorneys, proxies and consents given by such stockholder with respect to such Shares (and any Distribution) will be revoked without further action, and no subsequent powers of attorney and proxies may be given or any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting, or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares and all Distributions including voting at any meeting of stockholders or by written consent in lieu of any such meeting.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser will, subject to applicable law, be entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after February 20, 2000. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any Share Certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Share Certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any Share Certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such Share Certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

[ ] CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by lost, stolen or destroyed Share Certificates:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Share Certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue   [ ] Check  [ ] Certificate(s) to:

Name:
     ----------------------------------------------------------
                                 (PLEASE PRINT)

Address:  -----------------------------------------------------

          -----------------------------------------------------

          -----------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------------
                        (TAX ID OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

[ ] Credit Shares tendered by book-entry transfer that are not accepted for payment to DTC to the account set forth below:

------------------------------------------------------
                               (DTC ACCOUNT NO.)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail   [ ] Check  [ ] Certificate(s) to:

Name:
     ----------------------------------------------------------

                                 (PLEASE PRINT)

Address:  -----------------------------------------------------

          -----------------------------------------------------

          -----------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------------
                        (TAX ID OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                                   SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated:
      ------------------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                     -----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Telephone Number (including Area Code):

Tax Identification or Social Security No.:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Telephone Number (including Area Code):
                                       -----------------------------------------
Dated:
      ------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has/have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificate(s) (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Nasdaq Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not Applicable to Book-Entry Stockholders.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures On Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates for Shares not tendered or not purchased are to be issued in the name of, a person or persons other than the registered holder(s). In the latter case, signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the person(s) signing this Letter of Transmittal or if a check and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Waiver Of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer (other than the Minimum Condition, as defined in the Offer to Purchase) may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder who tenders Shares pursuant to the Offer is required to provide the Depositary with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares pursuant to the Offer may be subject to backup withholding (See below.)

     A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN within sixty (60) days. A stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Depositary with his, her or its TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. (Form W-8.) Forms for such statements can be obtained from the Depositary. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

     10. Requests For Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a United States stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9. If such stockholder is an individual, the TIN is his or her social security number. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Copies of Form W-8 are available from the Depositary.

     Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

PURPOSE OF FORM W-8

     To prevent backup withholding on payments that are made to a foreign stockholder with respect to Shares purchased pursuant to the Offer, the foreign stockholder is required to submit an executed Form W-8 to the Depositary.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price.

-------------------------------------------------------------------------------------------------------------------------
                                  PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
-------------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE           PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT         Social Security Number OR
                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.        Employer Identification Number
           FORM W-9
                                                                                ----------------------------------------
                              ------------------------------------------------------------------------------------------


  DEPARTMENT OF THE TREASURY   For Payees exempt from backup withholding, see the         PART 3 --
   INTERNAL REVENUE SERVICE    attached Guidelines for Certification of Taxpayer
                               Identification Number on Substitute Form W-9 and complete   Awaiting TIN [ ]
                               as instructed therein.

                               PART 2 -- CERTIFICATION --
                               Under penalties of perjury, I certify that:
                               (1) the number shown on this form is my correct Taxpayer
                                   Identification Number (or I am waiting for a number to
                                   be issued to me), and
                               (2) I am not subject to backup withholding because (a) I
                                   am exempt from backup withholding, or (b) I have not
                                   been notified by the Internal Revenue Service (the
                                   "IRS") that I am subject to backup withholding as a
                                   result of a failure to report all interest or
                                   dividends, or (c) the IRS has notified me that I am no
                                   longer subject to backup withholding.
                              ------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER  CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by
 IDENTIFICATION NUMBER (TIN)   the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

         SIGN HERE:            Signature: ----------------------------------  Date:----------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature:                                           Date:
          -----------------------------------------        ------------

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: (800) 994-3227

DECEMBER 23, 1999